                                                                    Exhibit 99.2

                         Form 4 Joint Filer Information

Names:  Joseph S. Schuchert
        Frank T. Nickell
        Thomas R. Wall, IV
        George E. Matelich
        Michael B. Goldberg
        David I. Wahrhaftig
        Frank K. Bynum, Jr.
        Philip E. Berney

Address of all Filers:  c/o Kelso and Company
                        320 Park Avenue, 24th Floor
                        New York, NY 10022

Designated Filer:       Kelso Investment Associates IV, L.P.

Issuer & Ticker Symbol: Earle M. Jorgensen Company (JOR)

Date of Event Requiring Statement: 4/20/05

Signatures

        Kelso Investment Associates IV, L.P. By: *                      4/20/05
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                ** Signature of Reporting Person                          Date

        Joseph S. Schuchert By: *                                       4/20/05
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                ** Signature of Reporting Person                          Date

        Frank T. Nickell By: *                                          4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date

        Thomas R. Wall, IV By: *                                        4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date

        George E. Matelich By: *                                        4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date

        Michael B. Goldberg By: *                                       4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date

        David I. Wahrhaftig By: *                                       4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date

        Frank K. Bynum, Jr. By: *                                       4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date

        Philip E. Berney By: *                                          4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date

        * By: Howard Matlin, Attorney-in-fact                           4/20/05
        ------------------------------------------                     ---------
                ** Signature of Reporting Person                          Date